Exhibit 10.16

EXECUTION VERSION

LIMITED WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Limited Waiver and Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of November 16, 2017 (the “Effective Date”), is among Berry Petroleum Company LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation, a Delaware corporation (the “Parent”), and the other guarantors party hereto (with the Parent, each a “Guarantor,” and collectively, the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender, and the Lenders (as defined below).

RECITALS

A. Reference is made to that certain Credit Agreement (as amended, restated, supplemented, or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”) dated as of July 31, 2017 among the Borrower, the Parent, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”). Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B. The Borrower has failed to deliver a reserve report prepared by an Independent Engineer evaluating the Acquired Linn Assets consisting of “proved and undeveloped” reserves (the “Linn PUD Report”) pursuant to Section 5.2(c)(ii) of the Credit Agreement on or before October 1, 2017 (the “Specified Default”). The Borrower has requested that the Lenders permanently waive

(i) the Specified Default, and (ii) the requirement to deliver the Linn PUD Report.

C. The parties hereto wish to, subject to the terms and conditions of this Agreement,

(i) reaffirm the Borrowing Base at $500,000,000 in accordance with the regularly scheduled Semi-Annual Redetermination described in Section 2.2(b)(ii) of the Credit Agreement, (ii) provide a permanent waiver of (x) the Specified Default and (y) the requirement to deliver the Linn PUD Report, and (iii) amend the Credit Agreement as provided herein.

THEREFORE, the parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2. Amendment to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended to add a new defined term in the correct alphabetical order as follows:

“First Amendment Effective Date” means November 16, 2017.

(b) Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of “General Unsecured Claims Account” in its entirety as follows:

“General Unsecured Claims Account” means (i) until 30 days after the First Amendment Effective Date, deposit account number xxxx8060, held by the Borrower at Amegy Bank, and (ii) thereafter, such deposit account (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York as of the First Amendment Effective Date) designated in writing to the Administrative Agent as the “General Unsecured Claims Account,” to be held by the Borrower at Wells Fargo Bank, National Association, in each case, in which funds have been or will be deposited solely to satisfy general unsecured claims under the restructuring proceeding of the Borrower and certain of its Affiliates; provided that, (a) amounts on deposit in such deposit accounts (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York as of the First Amendment Effective Date) in no event exceed the amount of such general unsecured claims then outstanding, and (b) such General Unsecured Claims Account shall cease to be an Excluded Account when such general unsecured claims have been settled or paid.

Section 3. Limited Waiver.

(a) The Borrower hereby acknowledges the existence and continuation of the Specified Default.

(b) The Lenders hereby agree, subject to the terms and conditions of this Agreement, to waive permanently (i) the Specified Default and (ii) the requirement to deliver the Linn PUD Report. The limited waiver by the Lenders described in this Section 3(b) is contingent upon the satisfaction of the conditions precedent set forth below in this Agreement and is limited to the Specified Default and the requirement to deliver the Linn PUD Report. Such waiver is limited to the extent described herein and shall not be construed to be a consent to any other (existing or future) non-compliance with, or a permanent waiver of, Section 5.2(c)(ii) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document. The Credit Parties acknowledge that any failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party of any provision of the Credit Agreement and each other Credit Document shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith.

Section 4. Borrowing Base. Subject to the terms of this Agreement, the parties hereto hereby agree that, as of November 1, 2017, the Borrowing Base shall continue to be $500,000,000, and the Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement. The redetermination of the Borrowing Base pursuant to this Section 4 shall constitute the scheduled Semi-Annual Redetermination to occur on or about November 1, 2017, as set forth in Section 2.2(b)(ii) of the Credit Agreement.

Section 5. Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default (other than the Specified Default) has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.

Section 6. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders.

(b) The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.

(c) The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

Section 7. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Credit Documents are not impaired in any respect by this Agreement.

(b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents (other than the Specified Default), (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9. Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12. Severability. In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.

Section 13. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 14. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

BORROWER:

BERRY PETROLEUM COMPANY, LLC

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:

BERRY PETROLEUM CORPORATION

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, and a Lender

By:	/s/ Sarah Thomas
Name:	Sarah Thomas
Title:	Director

Signature Page to Amendment No. 1

LENDERS:

BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page to Amendment No. 1

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George. E. McKean
Name:	George. E. McKean
Title:	Senior Vice President

Signature Page to Amendment No. 1

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Johnn G. Jalliuan
Name:	John G. Jalliuan
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

Signature Page to Amendment No. 1

BOKF, NA, as a Lender

By:	/s/ Benjamin Suh
Name:	Benjamin Suh
Title:	Vice President

Signature Page to Amendment No. 1

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Sr. Vice President

Signature Page to Amendment No. 1

CITIZENS BANK, N.A., as a Lender By: /s/ Hernando Garcia Name: Hernando Garcia Title: Director

Signature Page to Amendment No. 1

CATHAY BANK, as a Lender
By:	/s/ Stephen V Bacala II
Name:	Stephen V Bacala II
Title:	Vice President

Signature Page to Amendment No. 1

ING CAPITAL LLC, as a Lender
By:	/s/ Scott Lamoreaux
Name: Scott Lamoreaux Title: Director By: /s/ Micheal Price Name: Micheal Price Title: Managing Director

Signature Page to Amendment No. 1

MORGAN STANLEY BANK. N.A., as a Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Authorized Signatory

Signature Page to Amendment No. 1

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

Signature Page to Amendment No. 1

BP ENERGY COMPANY, as a lender

By:	/s/ Timothy Yee
Name: Title:	Timothy Yee Attorney-in-Fact

Signature Page to Amendment No. 1

MACQUARIE BANK LIMITED, as a lender

By:	/s/ Andrew Gates
Name:	Andrew Gates
Title:	Division Director

By:	/s/ Thomas Morgan
Name:	Thomas Morgan
Title:	Associate Director

POA Ref: #2468 dated 7 June 2017 expiring 31 March 2019, signed in London

Signature Page to Amendment No. 1

IBERIABANK, as a Lender

By:	/s/ Tyler S. Thoem
Name:	Tyler S. Thoem
Title:	Senior Vice President

Signature Page to Amendment No. 1

ARVEST BANK, as a Lender

By:	/s/ Jackie Wagnon
Name:	Jackie Wagnon
Title:	Vice President

Signature Page to Amendment No. 1